UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: June 30, 2014

Item 1.	Schedule of Investments.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

June 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Sovereign Debt Obligations – 15.0%
Dominican Peso(a) – 0.5%
Dominican Republic Central Bank Notes
DOP	24,580,000	12.000%	04/05/19	$ 580,941

Brazilian Real – 0.9%
Brazil Notas do Tesouro Nacional
BRL	2,274,736	6.000	08/15/50	1,007,798

Euro – 8.7%
Federal Republic of Germany
EUR	1,780,000	2.000	08/15/23	2,624,056
Republic of Italy
	1,255,000	5.500	11/01/22	2,107,688
	1,970,000	4.500	05/01/23	3,102,473
Spain Government Bond(a)
	440,000	4.400	10/31/23	691,860
	1,295,000	3.800	04/30/24	1,943,316

				10,469,393

Mexican Peso – 0.8%
United Mexican States
MXN	4,405,000	10.000	11/20/36	473,737
	5,373,900	8.500	11/18/38	505,419

				979,156

Russian Ruble – 2.8%
Russian Federation Bond
RUB	34,200,000	7.000	08/16/23	930,119
	41,370,000	8.150	02/03/27	1,195,742
	47,270,000	7.050	01/19/28	1,238,982

				3,364,843

United States Dollar – 1.3%
Dominican Republic
	$100,000	5.875	04/18/24	104,500
Republic of Argentina(b)(c)
	12,960,000	0.000	12/15/35	1,049,760
Republic of Costa Rica
	200,000	5.625	04/30/43	177,000
Republic of Honduras
	200,000	8.750	12/16/20	220,000

				1,551,260

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS				$ 17,953,391

Structured Notes – 0.3%
Brazil – 0.1%
Notas do Tesouro Nacional Series B (Issuer Deutsche Bank AG)
BRL	175,000	6.000	08/15/50	$ 194,336

Zambia(a) – 0.2%
Republic of Zambia (Issuer Standard Chartered Bank (London)
ZMW	1,680,000	11.000	02/20/19	196,045

TOTAL STRUCTURED NOTES				$ 390,381

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 9.0%
Adjustable Rate Non-Agency(b) – 3.0%
American Home Mortgage Assets Trust Series 2006-3, Class 1A1
$428,683	1.094%	10/25/46	$ 370,052
American Home Mortgage Assets Trust Series 2007-1, Class A1
634,011	0.824	02/25/47	410,161
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
145,663	2.659	09/25/47	109,507
Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
157,112	0.360	08/25/47	129,854
Countrywide Alternative Loan Trust Series 2007-OA3, Class 1A1
211,966	0.290	04/25/47	181,436
Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
317,075	0.362	04/25/47	245,606
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-7, Class 2A1
237,195	0.770	03/25/35	208,325
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
446,451	0.292	07/25/47	378,084
Downey Savings & Loan Association Mortgage Trust Series 2005-AR5, Class 2A1A
434,063	0.481	09/19/45	326,936
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
180,897	2.607	07/25/35	178,262
Luminent Mortgage Trust Series 2007-1, Class 1A1
62,450	0.310	11/25/36	51,054
Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
255,662	0.460	09/25/37	230,154
Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
594,649	0.342	07/25/47	457,761
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
441,786	0.864	01/25/47	364,694

			3,641,886

Collateralized Mortgage Obligations – 3.3%
Interest Only(d) – 0.2%
GNMA REMIC Series 2013-182, Class PI
920,052	4.500	12/20/43	197,978

Inverse Floaters(b) – 3.0%
FNMA REMIC Series 2014-18, Class CS
1,591,532	5.948	04/25/44	251,041
GNMA REMIC Series 2010-1, Class SD
201,770	5.637	01/20/40	30,559
GNMA REMIC Series 2010-35, Class DS
725,874	5.527	03/20/40	122,125
GNMA REMIC Series 2010-85, Class SN
710,221	5.787	07/20/40	130,452
GNMA REMIC Series 2010-9, Class XD
3,926,993	6.448	01/16/40	776,441
GNMA REMIC Series 2010-90, Class ES
498,486	5.797	07/20/40	84,608
GNMA REMIC Series 2011-25, Class SA
1,020,496	5.947	10/20/40	160,239

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(b) – (continued)
GNMA REMIC Series 2013-111, Class SA
$409,140	6.547%	07/20/43	$ 81,707
GNMA REMIC Series 2013-113, Class SA
1,174,847	6.547	08/20/43	234,262
GNMA REMIC Series 2013-134, Class DS
6,905,168	5.947	09/20/43	1,219,937
GNMA REMIC Series 2013-147, Class AS
349,545	5.997	10/20/43	60,641
GNMA REMIC Series 2013-147, Class SD
876,767	6.497	12/20/39	174,371
GNMA REMIC Series 2013-148, Class SA
1,585,589	6.047	10/20/43	283,384

			3,609,767

Regular Floater(b) – 0.1%
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
19,108	0.650	07/25/35	15,343
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
108,037	0.550	02/25/36	79,003
Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
20,846	0.650	08/25/35	15,781

			110,127

Sequential Floating Rate(b) – 0.0%
Bear Stearns Asset Backed Securities Trust Series 2005-AC7, Class A1
62,193	0.450	10/25/35	51,146

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 3,969,018

Commercial Mortgage-Backed Securities(b) – 1.8%
Sequential Floating Rate – 1.8%
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
$432,130	5.526%	01/15/49	$ 467,193
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
1,561,357	5.803	08/10/45	1,715,307

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 2,182,500

Federal Agencies(e) – 0.9%
FNMA – 0.9%
$1,000,000	3.500%	TBA-30yr	$ 1,029,531

TOTAL MORTGAGE-BACKED OBLIGATIONS			$ 10,822,935

Asset-Backed Securities(b) – 5.5%
Collateralized Loan Obligations(a) – 4.9%
ACIS CLO Ltd. Series 2014-4A, Class ACOM
$500,000	1.713%	05/01/26	$ 492,850
ACIS CLO Ltd. Series 2014-4A, Class C
500,000	2.777	05/01/26	469,817
Anchorage Capital CLO Ltd. Series 2014-4A, Class A1A
750,000	1.732	07/28/26	746,106
Anchorage Capital CLO Ltd. Series 2014-4A, Class A2
150,000	2.442	07/28/26	148,681

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(b) – (continued)
Collateralized Loan Obligations(a) – (continued)
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2
$1,000,000	2.228%	04/28/25	$ 992,105
Silvermore CLO Ltd. Series 2014-1A, Class A1
850,000	1.680	05/15/26	847,729
Silvermore CLO Ltd. Series 2014-1A, Class A2
150,000	2.280	05/15/26	149,514
Trinitas CLO Ltd. Series 2014-1A, Class B1
1,000,000	2.203	04/15/26	977,902
Whitehorse VIII Ltd. Series 2014-1A, Class B
1,000,000	2.264	05/01/26	994,146

			5,818,850

Home Equity – 0.6%
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3
336,000	0.550	01/25/36	281,489
Saxon Asset Securities Trust Series 2007-2, Class A2C
649,351	0.390	05/25/47	455,126

			736,615

TOTAL ASSET-BACKED SECURITIES			$ 6,555,465

Municipal Debt Obligations – 2.3%
California – 0.2%
California Educational Facilities Authority RB (Stanford University) Series 2013 U-3
$225,000	5.000%	06/01/43	$ 286,539

Puerto Rico – 2.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
20,000	6.000	07/01/38	14,110
65,000	6.000	07/01/44	45,840
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
45,000	5.750	07/01/37	31,158
Puerto Rico Commonwealth GO Bonds Public Improvement Series 2011 A
25,000	5.750	07/01/41	18,030
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
15,000	6.000	07/01/39	10,976
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
10,000	6.000	07/01/34	7,432
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
10,000	5.625	07/01/32	7,344
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
10,000	5.500	07/01/39	7,028
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
10,000	5.500	07/01/32	7,267
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2009 B
10,000	5.750	07/01/38	7,167

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2012 A
	$25,000	5.000%	07/01/41	$ 17,331
Puerto Rico Commonwealth GO Bonds Series 2007 A
	30,000	5.250	07/01/37	21,193
Puerto Rico Commonwealth GO Bonds Series 2014 A
	1,640,000	8.000	07/01/35	1,443,380
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
	10,000	5.125	07/01/31	7,071
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
	10,000	5.000	07/01/34	7,002
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(f)
	10,000	0.000	08/01/35	1,668
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(f)
	25,000	0.000	08/01/37	3,479
	20,000	0.000	08/01/38	2,556
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	10,000	5.250	08/01/27	8,624
	110,000	0.000 (g)	08/01/32	87,862
	75,000	5.750	08/01/37	61,186
	10,000	6.375	08/01/39	8,696
	20,000	6.000	08/01/42	16,485
	10,000	6.500	08/01/44	8,684
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	50,000	0.000 (g)	08/01/33	29,272
	60,000	5.500	08/01/37	47,693
	345,000	5.375	08/01/39	267,444
	185,000	5.500	08/01/42	144,380
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	10,000	6.000	08/01/39	8,383
	85,000	5.250	08/01/41	64,149
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	20,000	5.000	08/01/43	14,407
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
	55,000	5.500	08/01/28	47,685
	15,000	6.125	08/01/29	13,828

				2,488,810

TOTAL MUNICIPAL DEBT OBLIGATIONS				$ 2,775,349

Corporate Obligations – 0.3%
Banks(f) – 0.1%
Citigroup, Inc.
ZMW	1,030,000	0.000%	05/20/15	$ 144,553

Wireless Telecommunications – 0.2%
VimpelCom Holdings BV
	$200,000	5.950	02/13/23	197,500

TOTAL CORPORATE OBLIGATIONS				$ 342,053

U.S. Treasury Obligations – 36.7%
United States Treasury Bill(f)
	$8,500,000	0.000%	07/03/14	$ 8,499,997

Principal Amount		Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Note
	$35,500,000	0.250%	10/31/14	$ 35,519,883

TOTAL U.S. TREASURY OBLIGATIONS				$ 44,019,880

Notional Amount		Exercise Rate	Expiration Date	Value
Options Purchased – 3.7%
Interest Rate Swaptions
Bank of America Securities LLC Call - OTC - 10 year Interest Rate Swap Strike Price 4.100%
	$3,300,000	4.100%	05/05/15	$ 44,272
Bank of America Securities LLC Put - OTC - 30 year Interest Rate Swap Strike Price 3.950%
	1,900,000	3.950	01/29/16	208,930
Bank of America Securities LLC Call - OTC - 30 year Interest Rate Swap Strike Price 3.950%
	1,900,000	3.950	01/29/16	66,114
Barclays Bank PLC Call - OTC - 1 year Interest Rate Swap Strike Price 1.500%
	3,200,000	1.500	02/24/15	6,888
Citibank NA Call - OTC - 3 year Interest Rate Swap Strike Price 1.748%
	26,200,000	1.748	01/15/15	66,055
Citibank NA Call - OTC - 3 year Interest Rate Swap Strike Price 2.350%
	5,500,000	2.350	07/15/15	21,679
Citibank NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.250%
GBP	3,200,000	2.250	11/05/14	8,094
Citibank NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.525%
	$14,700,000	2.525	01/05/15	36,352
Citibank NA Call - OTC - 20 year Interest Rate Swap Strike Price 3.956%
	13,200,000	3.956	01/15/15	50,309
Citibank NA Call - OTC - 20 year Interest Rate Swap Strike Price 3.950%
	2,800,000	3.950	07/15/15	40,841
Deutsche Bank Securities, Inc. Call - OTC - 1 year Interest Rate Swap Strike Price 4.805%
MXN	329,200,000	4.805	01/14/15	1,924
Deutsche Bank Securities, Inc. Call - OTC - 1 year Interest Rate Swap Strike Price 1.160%
	$50,000,000	1.160	11/20/15	181,210
Deutsche Bank Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 4.320%
	2,900,000	4.320	04/01/15	21,738
Deutsche Bank Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 4.113%
	4,000,000	4.113	04/16/19	281,808
Deutsche Bank Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 4.113%
	4,000,000	4.113	04/16/19	190,656
Deutsche Bank Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 4.095%
	2,100,000	4.095	04/24/19	146,156
Deutsche Bank Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 4.095%
	2,100,000	4.095	04/24/19	101,549
Deutsche Bank Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.963%
	1,900,000	3.963	05/07/19	120,728
Deutsche Bank Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.963%
	1,900,000	3.963	05/07/19	100,570
Deutsche Bank Securities, Inc. Put - OTC - 30 year Interest Rate Swap Strike Price 3.920%
	2,400,000	3.920	03/14/16	255,204

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Notional Amount		Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions (continued)
Deutsche Bank Securities, Inc. Call - OTC - 30 year Interest Rate Swap Strike Price 3.920%
MXN	2,400,000	3.920%	03/14/16	$ 96,304
JPMorgan Securities, Inc. Put - OTC - 1 year Interest Rate Swap Strike Price 1.800%
	$28,800,000	1.800	08/27/14	16,193
JPMorgan Securities, Inc. Put - OTC - 1 year Interest Rate Swap Strike Price 1.800%
	32,000,000	1.800	08/27/14	17,962
JPMorgan Securities, Inc. Call - OTC - 1 year Interest Rate Swap Strike Price 4.830%
	255,470,000	4.830	02/05/15	2,692
JPMorgan Securities, Inc. Call - OTC - 1 year Interest Rate Swap Strike Price 1.500%
GBP	15,900,000	1.500	05/26/15	77,264
JPMorgan Securities, Inc. Call - OTC - 1 year Interest Rate Swap Strike Price 1.160%
	$60,000,000	1.160	11/20/15	217,452
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 4.105%
	3,000,000	4.105	04/29/19	210,064
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 4.105%
	3,000,000	4.105	04/29/19	144,431
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Srike Price 3.955%
	2,100,000	3.955	05/07/19	132,742
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.955%
	2,100,000	3.955	05/07/19	111,688
Morgan Stanley Capital Services, Inc. Put - OTC - 2 year Interest Rate Swap Strike Price 0.865%
	32,000,000	0.865	11/28/14	80,464
Morgan Stanley Capital Services, Inc. Put - OTC - 2 year Interest Rate Swap Strike Price 0.894%
	64,000,000	0.894	11/28/14	183,494
Morgan Stanley Capital Services, Inc. Put - OTC - 3 year Interest Rate Swap Strike Price 1.350%
	30,300,000	1.350	03/16/15	123,985
Morgan Stanley Capital Services, Inc. Put - OTC - 3 year Interest Rate Swap Strike Price 1.650%
	30,300,000	1.650	03/16/15	273,109
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.525%
	9,100,000	2.525	01/05/15	22,503
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.320%
	3,100,000	3.320	03/20/15	25,358
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.285%
	3,100,000	3.285	03/23/15	27,804
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.300%
	3,100,000	3.300	03/23/15	26,844
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.285%
	3,100,000	3.285	03/25/15	28,291
Morgan Stanley Capital Services, Inc. Put - OTC - 30 year Interest Rate Swap Strike Price 4.180%
	2,000,000	4.180	04/02/19	284,146
Morgan Stanley Capital Services, Inc. Call - OTC - 30 year Interest Rate Swap Strike Price 4.180%
	2,000,000	4.180	04/02/19	151,576

Contracts		Interest Rate	Maturity Date	Value

Option on Futures
Citigroup, Inc. Put – 2 Year Eurodollar Futures Strike Price 97.75%
GBP	276	97.750%	09/12/14	$ 12,075
Citigroup, Inc. Put – 2 Year Eurodollar Futures Strike Price 97.88%
	$544	97.875	09/12/14	40,800
Citigroup, Inc. Put – 2 Year Eurodollar Futures Strike Price 98.25%
	276	98.250	09/12/14	89,700
Royal Bank of Scotland, Inc. Put – 1 Year Eurodollar Futures Strike Price 98.88%
	397	98.875	12/12/14	94,288
Royal Bank of Scotland, Inc. Put – 1 Year Eurodollar Futures Strike Price 99.00%
	540	99.000	09/12/14	16,875

TOTAL OPTIONS PURCHASED				$ 4,459,181

Principal Amount		Interest Rate	Maturity Date	Value
Short-term Investments(h) – 6.0%
Repurchase Agreement – 6.0%
Joint Repurchase Agreement Account II
	$7,200,000	0.102%	07/01/14	$ 7,200,000

TOTAL INVESTMENTS – 78.8%				$ 94,518,635

OTHER ASSETS IN EXCESS OF LIABILITIES – 21.2%				25,401,989

NET ASSETS – 100.0%				$119,920,624

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,231,012, which represents approximately 7.7% of net assets as of June 30, 2014.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2014.

(c)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2014, the value of the security pledged amounted to $1,049,760.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,029,531 which represents approximately 0.9% of net assets as of June 30, 2014.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

(g)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2014.

(h)	Joint repurchase agreement was entered into on June 30, 2014. Additional information appears in the Notes to the Schedule of Investments section.

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
COP	— Colombian Peso
DOP	— Dominican Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand
ZMW	— Zambian Kwacha

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
BUBOR	— Budapest Interbank Offered Rate
CDOR	— Canadian Dollar Offered Rate
CHFOR	— Swiss Franc Offered Rate
CLICP	— Sinacofi Chile Interbank Rate
CLO	— Collateralized Loan Obligation
EURO	— Euro Offered Rate
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
JIBAR	— Johannesburg Interbank Agreed Rate
JYOR	— Japanese Yen Offered Rate
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
NIBOR	— Norwegian Interbank Offered Rate
NZDOR	— New Zealand Dollar Offered Rate
OTC	— Over the Counter
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds and underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Citibank NA	AUD/JPY	09/17/14	$221,946	$434
	BRL/USD	07/03/14	457,271	10,271
	BRL/USD	07/07/14	2,307,681	76,904
	BRL/USD	07/09/14	1,807,658	54,933
	BRL/USD	07/23/14	438,756	8,756
	CAD/CHF	09/17/14	1,793,382	7,376
	CHF/JPY	09/17/14	328,920	1,704
	CHF/USD	09/17/14	565,687	5,897
	CNH/USD	07/11/14	1,895,179	17,220
	CNH/USD	08/11/14	977,213	8,267
	CNH/USD	09/05/14	2,114,162	16,398
	CNH/USD	09/17/14	6,186,216	18,216
	EUR/GBP	09/17/14	886,090	1,479
	EUR/NOK	09/17/14	428,038	4,789
	EUR/USD	07/31/14	1,691,145	15,051
	EUR/USD	09/17/14	6,464,297	68,182
	GBP/EUR	09/17/14	856,066	571
	GBP/USD	07/24/14	598,867	12,967
	GBP/USD	09/17/14	1,883,841	33,781
	ILS/USD	09/17/14	869,845	8,708
	INR/USD	07/17/14	381,101	1,101
	INR/USD	07/21/14	429,526	526
	INR/USD	08/08/14	1,719,621	5,962
	INR/USD	09/05/14	988,265	14
	INR/USD	09/23/14	2,430,823	4,042
	INR/USD	09/26/14	2,578,361	6,821
	JPY/USD	09/17/14	4,502,296	12,296
	MXN/USD	09/17/14	1,891,304	4,023
	MYR/USD	07/14/14	1,210,574	16,837
	MYR/USD	08/05/14	2,800,175	18,668
	MYR/USD	08/06/14	1,422,419	14,961
	MYR/USD	08/18/14	1,587,404	2,208
	NOK/USD	09/17/14	1,862,603	4,603
	NZD/EUR	09/17/14	284,899	238
	NZD/USD	09/17/14	826,784	5,127
	PLN/USD	09/17/14	875,036	1,104
	RUB/USD	07/09/14	3,645,119	59,076
	RUB/USD	07/18/14	625,404	38,846
	RUB/USD	07/21/14	878,965	20,965
	SEK/GBP	09/17/14	336,928	343
	SEK/JPY	09/17/14	189,697	556
	SEK/USD	09/17/14	2,232,311	10,876
	TRY/USD	08/08/14	1,436,495	17,871
	TRY/USD	09/17/14	865,934	5,934
	USD/BRL	07/09/14	443,893	914
	USD/BRL	07/28/14	428,657	1,343
	USD/BRL	08/04/14	424,689	2,311
	USD/HUF	09/17/14	848,081	12,468
	USD/INR	07/02/14	997,281	835
	USD/NZD	09/17/14	536,242	573
	USD/RUB	07/09/14	427,653	2,347
	USD/RUB	07/18/14	64,384	405
	USD/RUB	07/21/14	884,649	2,564
	USD/SEK	09/17/14	2,140,142	9,990

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Citibank NA (continued)	USD/TRY	09/17/14	$947,335	$3,665
	ZAR/USD	08/08/14	253,854	3,190

TOTAL				$665,507

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Citibank NA	AUD/CHF	09/17/14	$311,737	$(452)
	BRL/USD	07/28/14	453,706	(53)
	CLP/USD	07/10/14	435,072	(2,928)
	CLP/USD	07/14/14	440,361	(1,601)
	EUR/CAD	09/17/14	522,007	(4,258)
	EUR/CHF	09/17/14	1,308,147	(2,818)
	EUR/GBP	09/17/14	450,497	(2,603)
	EUR/NOK	09/17/14	858,634	(1,198)
	INR/USD	07/02/14	997,281	(18,719)
	INR/USD	07/17/14	482,622	(2,943)
	INR/USD	08/01/14	428,070	(31)
	JPY/CHF	09/17/14	992,999	(1,084)
	MXN/USD	09/17/14	3,897,128	(5,595)
	NOK/EUR	09/17/14	3,947,491	(98,293)
	NOK/USD	09/17/14	583,758	(585)
	NZD/CHF	09/17/14	257,855	(598)
	PLN/EUR	09/17/14	6,484,403	(77,989)
	PLN/USD	09/17/14	741,356	(518)
	RUB/USD	07/21/14	458,309	(2,620)
	SEK/USD	07/08/14	534,504	(4,253)
	TRY/USD	09/17/14	3,113,987	(21,375)
	USD/AUD	09/17/14	7,285,154	(58,521)
	USD/BRL	07/03/14	457,271	(396)
	USD/BRL	07/07/14	1,919,651	(40,279)
	USD/BRL	07/09/14	1,335,164	(23,122)
	USD/BRL	07/18/14	2,191,809	(42,736)
	USD/BRL	07/23/14	1,442,237	(36,139)
	USD/CAD	08/11/14	137,615	(2,017)
	USD/CAD	09/17/14	4,577,366	(87,518)
	USD/CHF	09/17/14	10,041,342	(138,279)
	USD/EUR	07/31/14	12,203,994	(132,654)
	USD/EUR	09/17/14	8,726,617	(38,800)
	USD/GBP	07/24/14	1,273,020	(27,646)
	USD/GBP	09/17/14	4,759,747	(32,013)
	USD/ILS	09/17/14	4,349,677	(34,413)
	USD/JPY	08/13/14	706,687	(3,047)
	USD/JPY	09/17/14	6,830,874	(55,968)
	USD/MXN	08/08/14	961,829	(4,857)
	USD/MXN	09/17/14	1,880,723	(5,723)
	USD/MYR	07/14/14	887,438	(1,438)
	USD/MYR	07/30/14	864,200	(4,200)
	USD/MYR	08/05/14	1,285,409	(14,583)
	USD/MYR	08/18/14	430,987	(987)
	USD/NZD	09/17/14	2,807,663	(53,869)
	USD/RUB	07/09/14	1,326,248	(14,248)
	USD/RUB	07/18/14	3,964,705	(91,738)
	USD/RUB	07/21/14	1,452,759	(19,258)
	USD/SGD	09/17/14	4,417,803	(11,630)
	USD/THB	07/14/14	344,163	(715)
	USD/THB	08/08/14	1,364,295	(2,106)
	USD/TRY	09/17/14	2,205,748	(19,748)
	USD/TWD	07/17/14	889,785	(4,219)
	USD/TWD	07/25/14	806,799	(6,783)
	USD/TWD	08/01/14	928,530	(3,654)
	USD/TWD	08/22/14	1,020,558	(6,497)

TOTAL				$(1,270,315)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Eurodollars	(8)	September 2014	$(1,995,200)	$(818)
Eurodollars	(8)	December 2014	(1,994,500)	(1,318)
Eurodollars	(8)	March 2015	(1,992,900)	(2,018)
Eurodollars	(8)	June 2015	(1,989,700)	(2,118)
Eurodollars	(8)	September 2015	(1,985,800)	(2,318)
Eurodollars	(8)	December 2015	(1,981,300)	(2,818)
Eurodollars	(183)	September 2016	(44,965,388)	(70,615)
Eurodollars	(360)	December 2016	(88,222,500)	(210,736)
Eurodollars	(222)	March 2017	(54,287,325)	(76,620)
Eurodollars	(181)	June 2017	(44,170,788)	(41,013)
Eurodollars	232	September 2018	56,204,900	71,978
Eurodollars	232	December 2018	56,144,000	74,878
Eurodollars	232	March 2019	56,088,900	76,328
Eurodollars	232	June 2019	56,033,800	77,778
French 10 Year Government Bonds	(21)	September 2014	(4,040,983)	(53,688)
S&P 500 E-Mini Index	(194)	September 2014	(18,938,280)	(216,581)
2 Year U.S. Treasury Notes	20	September 2014	4,391,875	(4,112)
10 Year U.S. Treasury Notes	2	September 2014	250,344	1,372
20 Year U.S. Treasury Bonds	(3)	September 2014	(411,562)	347

TOTAL				$(382,092)

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount

Barclays Bank PLC	0.500%	06/02/14	08/18/14	USD	842,400	$842,400

Security pledged as collateral against open reverse repurchase agreements is noted in the Schedule of Investments. Security in the amount of $1,049,760 has been received at the custodian bank as collateral for reverse repurchase agreements.

SWAP CONTRACTS — At June 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC	MXN	30,720	(a)	06/21/18	Mexico Interbank TIIE 28 Days	5.490%	$—	$(6,550)
	MYR	10,000		01/22/19	3 month KLIBOR	4.060	—	(6,422)
	BRL	2,880		01/04/21	12.510%	1 month Brazilian Interbank Deposit Average	—	25,033
	MXN	33,230	(a)	06/21/21	6.450	Mexico Interbank TIIE 28 Days	—	6,871
	KRW	1,065,580		01/16/24	3 month KWCDC	3.445	—	(42,555)
	MXN	11,250	(a)	06/11/26	Mexico Interbank TIIE 28 Days	7.040	—	(2,363)
	KRW	4,896,850	(a)	01/23/29	3 month KWCDC	3.665	—	(63,381)
Barclays Bank PLC	MXN	11,580	(a)	11/29/28	10.190	Mexico Interbank TIIE 28 Days	—	44,765

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Citibank NA	BRL	6,160		01/04/16	1 month Brazilian Interbank Deposit Average	11.945%	$—	$(31,911)
	KRW	1,805,420		03/07/17	2.875%	3 month KWCDC	—	9,773
	CLP	79,470		03/13/19	6 month CLICP	4.650	—	(3,711)
	KRW	244,070		01/07/24	3 month KWCDC	3.472	—	(10,342)
		844,100		01/10/24	3 month KWCDC	3.475	—	(35,947)
	MYR	5,210		01/15/24	3 month KLIBOR	4.575	—	(20,325)
Credit Suisse International (London)	CLP	1,311,400		03/28/16	6 month CLICP	3.860	—	(7,364)
		651,080		04/28/17	6 month CLICP	3.980	—	(6,042)
		152,710		05/12/17	6 month CLICP	3.950	—	(1,172)
		440,910		02/25/19	6 month CLICP	4.580	—	(18,226)
		191,950		03/06/19	6 month CLICP	4.610	—	(8,363)
		40,820		03/13/19	6 month CLICP	4.660	—	(1,939)
		24,000		03/26/19	6 month CLICP	4.540	—	(889)
		200,270		04/11/19	6 month CLICP	4.380	—	(4,775)
Deutsche Bank AG	KRW	640,300		03/03/17	2.850	3 month KWCDC	—	3,060
	MXN	4,920	(a)	06/12/17	Mexico Interbank TIIE 28 Days	4.660	—	(806)
		9,870	(a)	06/13/17	Mexico Interbank TIIE 28 Days	4.685	—	(1,949)
		9,850	(a)	06/14/17	Mexico Interbank TIIE 28 Days	4.830	—	(4,011)
		19,680	(a)	06/15/17	Mexico Interbank TIIE 28 Days	4.795	—	(6,929)
		10,550	(a)	06/16/17	Mexico Interbank TIIE 28 Days	4.725	—	(2,590)
		12,790	(a)	04/11/18	Mexico Interbank TIIE 28 Days	6.370	—	(7,246)
		59,100	(a)	04/19/18	Mexico Interbank TIIE 28 Days	6.370	—	(32,748)
		13,240	(a)	04/25/18	Mexico Interbank TIIE 28 Days	6.350	—	(7,030)
		27,940	(a)	06/06/18	Mexico Interbank TIIE 28 Days	5.790	—	(2,122)
		64,570	(a)	06/07/18	Mexico Interbank TIIE 28 Days	5.800	—	(5,249)
		10,010	(a)	06/20/18	Mexico Interbank TIIE 28 Days	5.510	—	(2,453)
		26,080	(a)	06/21/18	Mexico Interbank TIIE 28 Days	5.840	—	(2,242)
		25,920	(a)	06/25/18	Mexico Interbank TIIE 28 Days	5.690	—	620
	CLP	343,640		02/24/19	6 month CLICP	4.595	—	(14,647)
		113,000		03/26/19	6 month CLICP	4.550	—	(4,279)
	MXN	13,300	(a)	04/10/19	7.360	Mexico Interbank TIIE 28 Days	—	7,363
	CLP	185,880		04/11/19	6 month CLICP	4.390	—	(4,440)
	MXN	14,110	(a)	04/22/19	7.350	Mexico Interbank TIIE 28 Days	—	7,560
		13,950	(a)	04/24/19	7.310	Mexico Interbank TIIE 28 Days	—	6,915
		29,410	(a)	06/05/19	6.740	Mexico Interbank TIIE 28 Days	—	1,534
		68,260	(a)	06/06/19	6.760	Mexico Interbank TIIE 28 Days	—	4,359
		27,510	(a)	06/20/19	6.770	Mexico Interbank TIIE 28 Days	—	1,391
		27,340	(a)	06/24/19	6.680	Mexico Interbank TIIE 28 Days	—	(382)
		5,270	(a)	06/08/20	5.800	Mexico Interbank TIIE 28 Days	—	2,185

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Deutsche Bank AG (continued)	MXN	10,590	(a)	06/09/20	5.840%	Mexico Interbank TIIE 28 Days	$—	$5,774
		10,570	(a)	06/10/20	5.950	Mexico Interbank TIIE 28 Days	—	9,685
		21,110	(a)	06/11/20	5.930	Mexico Interbank TIIE 28 Days	—	17,724
		9,830	(a)	06/12/20	5.860	Mexico Interbank TIIE 28 Days	—	6,265
		11,080	(a)	06/16/21	6.500	Mexico Interbank TIIE 28 Days	—	4,241
		13,080		12/05/23	6.710	Mexico Interbank TIIE 28 Days	—	60,312
	KRW	3,338,630		12/17/23	3 month KWCDC	3.456%	—	(131,489)
		515,430		01/08/24	3 month KWCDC	3.470	—	(21,751)
		2,300,000		01/22/24	3 month KWCDC	3.470	—	(96,446)
	MXN	2,010	(a)	06/02/25	Mexico Interbank TIIE 28 Days	6.660	—	(1,445)
		4,310	(a)	06/03/25	Mexico Interbank TIIE 28 Days	6.700	—	(4,107)
		4,300	(a)	06/04/25	Mexico Interbank TIIE 28 Days	6.770	—	(5,880)
		8,230	(a)	06/05/25	Mexico Interbank TIIE 28 Days	6.746	—	(9,987)
		4,110	(a)	06/06/25	Mexico Interbank TIIE 28 Days	6.670	—	(3,064)
		3,750	(a)	06/10/26	Mexico Interbank TIIE 28 Days	7.070	—	(1,458)
		30,950	(a)	01/03/29	9.770	Mexico Interbank TIIE 28 Days	—	90,827
		21,260	(a)	02/15/29	9.625	Mexico Interbank TIIE 28 Days	—	54,722
JPMorgan Securities, Inc.	MYR	3,730		04/15/19	3 month KLIBOR	4.100	—	(3,674)
	CAD	20	(a)	12/20/22	3.000	6 month CDOR	(714)	633
	KRW	245,420		01/07/24	3 month KWCDC	3.471	—	(10,379)
		1,418,180		01/13/24	3 month KWCDC	3.465	—	(59,007)
		150,550		01/15/24	3 month KWCDC	3.445	—	(6,015)
		1,606,510		01/27/24	3 month KWCDC	3.383	—	(55,383)
		2,110,000	(a)	03/07/29	3 month KWCDC	3.540	—	(18,264)
Morgan Stanley & Co. International PLC	CLP	51,590		03/12/19	6 month CLICP	4.640	—	(2,368)
		134,100		04/15/19	6 month CLICP	4.350	—	(2,737)
		153,490		05/09/19	6 month CLICP	4.280	—	(2,094)
Morgan Stanley Capital Services, Inc.	KRW	1,043,170		01/09/24	3 month KWCDC	3.455	—	(42,677)
		178,050		01/20/24	3 month KWCDC	3.440	—	(7,010)

TOTAL							$(714)	$(485,023)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2014.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

ZAR	2,490		01/09/16	6.218%	3 month JIBAR	$1	$(1,157)
	6,040		03/25/16	6.980	3 month JIBAR	(15)	2,571
	6,020		03/26/16	6.990	3 month JIBAR	(15)	2,618
HUF	450,010	(a)	07/01/16	6 month BUBOR	2.370%	10	1,319
	$29,300	(a)	02/01/17	3 month LIBOR	1.625	2,614	(57,514)
GBP	4,510	(a)	03/05/17	6 month GBP	1.660	4,228	28,995
	$500		03/19/17	3 month LIBOR	0.750	3,360	(2,752)
	20,600	(a)	09/17/17	3 month LIBOR	1.500	(167,350)	(52,380)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	JPY	8,738,750	(a)	02/12/19	6 month JYOR	0.420%	$(69,513)	$(273,817)
	PLN	3,730		05/19/19	6 month WIBOR	3.245	5	(18,829)
	ZAR	4,520		06/13/19	7.640%	3 month JIBAR	2	2,293
	HUF	367,600		06/25/19	6 month BUBOR	3.130	8	(22,686)
		114,040	(a)	07/02/19	6 month BUBOR	2.850	3	—
	EUR	9,570	(a)	09/17/19	1.500	6 month EURO	400,055	118,562
	GBP	8,040	(a)	09/17/19	2.250	6 month GBP	25,392	(48,395)
		$40,580	(a)	09/17/19	3 month LIBOR	2.250	(626,370)	(217,723)
	SEK	80,490	(a)	09/17/19	3 month STIBOR	1.750	(111,252)	(87,133)
	NZD	13,730	(a)	09/17/19	4.500	3 month NZDOR	(6,962)	(77,957)
	AUD	8,810	(a)	09/17/19	6 month AUDOR	3.750	(80,003)	(36,886)
		$243,300	(a)	09/18/19	3 month LIBOR	3.233	(89,674)	(210,680)
	GBP	13,170	(a)	02/05/21	2.840	6 month GBP	(47,561)	32,863
		$10,700		03/19/21	3 month LIBOR	2.750	(236,661)	(284,297)
		300	(a)	09/17/21	3 month LIBOR	2.750	(7,752)	(1,738)
	JPY	2,499,030	(a)	09/17/21	6 month JYOR	0.500	5,100	(83,230)
		12,301,360	(a)	02/12/22	1.080	6 month JYOR	175,990	643,328
	GBP	6,350	(a)	03/05/22	2.780	6 month GBP	(39,409)	63,861
	JPY	1,755	(a)	12/20/22	1.250	6 month JYOR	179	189
	NOK	4,360	(a)	12/20/22	3 month NIBOR	4.000	(9,149)	(15,240)
	PLN	2,160		12/18/23	3 month WIBOR	4.160	4	(63,563)
	JPY	91,630	(a)	12/19/23	1.250	6 month JYOR	5,205	4,320
	SEK	6,140	(a)	12/19/23	3 month STIBOR	3.500	(9,985)	(19,318)
	GBP	3,130	(a)	12/19/23	3.750	6 month GBP	62,888	16,334
	CAD	2,200	(a)	12/19/23	4.000	6 month CDOR	50,744	5,387
		$4,080	(a)	12/19/23	4.500	3 month LIBOR	136,674	25,211
	NZD	200	(a)	12/19/23	5.750	3 month NZDOR	(1,395)	4,667
	AUD	4,090	(a)	12/19/23	6 month AUDOR	5.500	(117,306)	(19,123)
	CHF	2,380	(a)	12/19/23	6 month CHFOR	2.500	(82,226)	(36,200)
	EUR	6,420	(a)	12/19/23	6 month EURO	3.250	(416,405)	(52,524)
	PLN	2,500		01/14/24	6 month WIBOR	4.250	4	(68,960)
		$840		01/27/24	3 month LIBOR	2.888	4	(33,977)
		85,400	(a)	01/30/24	4.252	3 month LIBOR	585,720	1,807,760
		3,935	(a)	03/20/24	4.250	3 month LIBOR	52,209	52,962
	GBP	2,770	(a)	03/20/24	6 month GBP	3.750	(38,399)	(24,788)
		$1,260	(a)	04/04/24	4.000	3 month LIBOR	(6,510)	26,346
	ZAR	2,590		04/04/24	8.338	3 month JIBAR	1	4,090
	PLN	1,540		04/18/24	6 month WIBOR	3.965	3	(27,833)
	HUF	28,740		05/19/24	4.360	6 month BUBOR	1	6,737
	PLN	1,140	(a)	05/20/24	6 month WIBOR	4.095	2	(3,748)
	ZAR	10,000		06/05/24	8.230	3 month JIBAR	5	3,600
	SEK	12,500	(a)	09/17/24	2.500	3 month STIBOR	46,129	19,917
	CAD	9,240	(a)	09/17/24	2.750	6 month CDOR	9,974	7,208
		$15,340	(a)	09/17/24	3 month LIBOR	3.250	(577,746)	(194,138)
	AUD	1,860	(a)	09/17/24	4.500	6 month AUDOR	45,591	17,458
	NZD	2,280	(a)	09/17/24	5.000	3 month NZDOR	13,929	(4,177)
	EUR	780	(a)	09/17/24	6 month EURO	2.250	(61,428)	(16,775)
	GBP	7,830	(a)	09/17/24	6 month GBP	3.000	(221,536)	41,142
	JPY	971,160	(a)	09/17/24	6 month JYOR	0.750	39,222	(52,537)
		9,763,020	(a)	02/14/25	6 month JYOR	1.720	(71,969)	(555,570)
	GBP	4,070	(a)	03/05/25	6 month GBP	3.100	41,078	(108,595)
	JPY	590,250	(a)	05/09/25	6 month JYOR	1.650	27,889	(46,091)
		360,820	(a)	05/09/27	1.880	6 month JYOR	(21,231)	45,291
		$6,000		03/19/29	3 month LIBOR	3.500	(17,404)	(417,109)
		600	(a)	09/17/29	3.750	3 month LIBOR	43,295	7,815
	GBP	8,350	(a)	02/05/36	6 month GBP	3.500	110,130	(241,211)
		$28,400	(a)	01/30/39	3 month LIBOR	4.370	(450,778)	(1,568,107)
		1,600		03/19/44	3 month LIBOR	3.750	(18,797)	(140,159)
		400	(a)	09/17/44	3 month LIBOR	4.000	(50,360)	(2,075)

TOTAL							$(1,767,513)	$(2,196,148)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2014.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 4.250%, 10/28/14	$180	(1.000)%	06/20/19	0.731%	$(1,102)	$(1,277)
Barclays Bank PLC		250	(1.000)	03/20/19	0.685	(901)	(2,785)
Citibank NA		4,340	(1.000)	03/20/19	0.685	(34,127)	(29,877)
		14,980	(1.000)	06/20/19	0.731	(136,576)	(61,407)
JPMorgan Securities, Inc.		250	(1.000)	03/20/19	0.685	(832)	(2,854)
		330	(1.000)	06/20/19	0.731	(1,967)	(2,395)

TOTAL						$(175,505)	$(100,595)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
CDX North America High Yield Index 22	$4,846	5.000%	06/20/19	3.027%	$410,020	$18,837

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Termination Date(c)	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC	$522,144	TRY	1,120,000	06/19/19	3 month LIBOR	8.790%	$1,178	$(17,025)
Citibank NA	931,649		1,935,500	05/16/19	3 month LIBOR	9.370	(3,037)	(24,477)

TOTAL							$(1,859)	$(41,502)

(c)	At the termination date, the notional amount of the currency delivered will be exchanged back for the notional amount of the currency received.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC	BRL	910	Notas do Tesouro Nacional Series B, 6.000%, 08/15/50	07/14/14	3 month LIBOR	$—	$87,640
		700	Notas do Tesouro Nacional Series B, 6.000%, 08/15/50	07/25/14	3 month LIBOR	—	71,084
		294	Notas do Tesouro Nacional Series B, 6.000%, 08/15/50	07/30/14	3 month LIBOR	—	27,352

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments made (received)	Unrealized Gain (Loss)

Citibank NA	$411	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 4.500%, Series 10	01/12/41	1 month LIBOR	$1,261	$(1,345)
Credit Suisse International (London)	411	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 4.500%, Series 10	01/12/41	1 month LIBOR	1,004	(1,088)
	889	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 3.000%, Series 12	01/12/43	1 month LIBOR	3,345	(4,542)
Deutsche Bank AG	450	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 5.000%, Series 10	01/12/41	1 month LIBOR	4,459	(6,033)
JPMorgan Securities, Inc.	5,334	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 3.000%, Series 12	01/12/43	1 month LIBOR	12,836	(20,020)

TOTAL					$22,905	$153,048

#	The Fund receives monthly coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(d)	Notional Amount (000s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)*

Merrill Lynch International Bank Ltd.	Dow Jones-UBS Aluminum Subindex	$881	0.00%	03/30/15	$38
	Dow Jones-UBS Brent Crude Subindex	2,173	0.00	03/30/15	—
	Dow Jones-UBS Corn Subindex	1,717	0.00	03/30/15	—
	Dow Jones-UBS Crude Oil Subindex	3,651	(0.15)	03/30/15	(343)
	Dow Jones-UBS Gold Subindex	1,892	0.00	03/30/15	—
	Dow Jones-UBS Lead Subindex	234	(0.18)	03/30/15	(36)
	Dow Jones-UBS Natural Gas Subindex	1,782	(0.15)	03/30/15	(82)
	Dow Jones-UBS Platinum Index	4,684	(0.18)	03/30/15	(703)
	Dow Jones-UBS Soybeans Subindex	3,770	0.00	03/30/15	—
	Dow Jones-UBS Unleaded Gasoline Subindex	6,837	(0.15)	03/30/15	(867)
	Dow Jones-UBS Wheat Subindex	570	0.00	03/30/15	—
	Dow Jones-UBS Zinc Subindex	930	(0.18)	03/30/15	(166)
	Merrill Lynch Extra Palladium Excess Return Index	2,603	(0.18)	03/30/15	(408)

TOTAL					$(2,567)

(d)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

NON-DELIVERABLE BOND FORWARD CONTRACTS*

Counterparty	Notional Amount (000s)		Reference Obligation	Settlement Date	Unrealized Gain (Loss)

Deutsche Bank AG	COP	2,737,700	Titulos de Tesoreria 7.000% 07/14/14	07/14/14	$(21,756)

*	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

WRITTEN OPTIONS CONTRACTS — At June 30, 2014, the Fund had the following written swaptions:

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value

Bank of America Securities LLC	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 4.108% versus the 3 month LIBOR maturing on May 05, 2015		$5,000	05/05/15	4.108%	$(32,053)
Barclays Bank PLC	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 2.000% versus the 3 month LIBOR maturing on February 24, 2016	GBP	3,200	02/24/15	2.000	(1,442)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 2.100% versus the 3 month LIBOR maturing on February 24, 2016		3,200	02/24/15	2.100	(1,035)
Citibank NA	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 2.650% versus the 3 month LIBOR maturing on November 7, 2019		$3,200	11/05/14	2.650	(1,959)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 3.050% versus the 3 month LIBOR maturing on November 7, 2019		3,200	11/05/14	3.050	(436)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 2.925% versus the 3 month LIBOR maturing on January 7, 2020		14,700	01/05/15	2.925	(11,709)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 3.325% versus the 3 month LIBOR maturing on January 7, 2020		14,700	01/05/15	3.325	(3,622)
	Call - OTC - 10 year Swap for the obligation to pay a fixed rate of 3.526% versus the 3 month LIBOR maturing on January 20, 2025		30,800	01/15/15	3.526	(76,045)
	Call - OTC - 10 year Swap for the obligation to pay a fixed rate of 3.754% versus the 3 month LIBOR maturing on July 17, 2025		6,500	07/15/15	3.754	(45,676)
Deutsche Bank AG	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 2.160% versus the 3 month LIBOR maturing on November 24, 2016		75,000	11/20/15	2.160	(78,915)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 4.305% versus the 3 month LIBOR maturing on April 07, 2015		4,300	04/01/15	4.305	(15,701)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 7.205% versus the 3 month TIIE maturing on January 9, 2020	MXN	74,130	01/14/15	7.205	(2,764)
JPMorgan Securities, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 2.000% versus the 3 month GBP maturing on May 26, 2016	GBP	15,900	05/26/15	2.000	(27,336)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value

JPMorgan Securities, Inc. (continued)	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 2.150% versus the 3 month GBP maturing on May 26, 2016	GBP	15,900	05/26/15	2.150%	$(27,336)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 2.160% versus the 3 month LIBOR maturing on November 24, 2016		$90,000	11/20/15	2.160	(94,698)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 7.150% versus the 3 month TIIE maturing on January 31, 2020	MXN	60,130	02/05/15	7.150	(4,301)
	Put - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.000% versus the 3 month LIBOR maturing on August 29, 2019		$32,000	08/27/14	3.000	(31,308)
	Put - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.000% versus the 3 month LIBOR maturing on August 29, 2019		28,800	08/27/14	3.000	(28,236)
Morgan Stanley Capital Services, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.595% versus the 3 month LIBOR maturing on March 26, 2019		29,000	03/23/15	3.595	(34,542)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.595% versus the 3 month LIBOR maturing on March 27, 2019		29,000	03/25/15	3.595	(34,914)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.600% versus the 3 month LIBOR maturing on March 26, 2019		29,000	03/23/15	3.600	(34,285)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.635% versus the 3 month LIBOR maturing on March 26, 2019		29,000	03/20/15	3.635	(32,079)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 2.925% versus the 3 month LIBOR maturing on January 7, 2020		9,100	01/05/15	2.925	(7,248)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 3.325% versus the 3 month LIBOR maturing on January 7, 2020		9,100	01/05/15	3.325	(2,242)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 0.665% versus the 3 month LIBOR maturing on December 2, 2016		64,000	11/28/14	0.665	(45,357)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 0.694% versus the 3 month LIBOR maturing on December 02, 2016		128,000	11/28/14	0.694	(114,304)
	Put - OTC - 3 year Swap for the obligation to pay a fixed rate of 1.075% versus the 3 month LIBOR maturing on March 18, 2018		60,600	03/16/15	1.075	(83,513)
	Put - OTC - 3 year Swap for the obligation to pay a fixed rate of 1.350% versus the 3 month LIBOR maturing on March 18, 2018		60,600	03/16/15	1.350	(247,969)

TOTAL (Premium Received $2,620,055)			928,060			$(1,121,025)

For the period ended June 30, 2014, the Fund had the following written options activity:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received

Contracts Outstanding March 31, 2014	$946,760	$4,319,667

Contracts Written	9,300	60,000
Contracts Bought to Close	(28,000)	(1,759,612)

Contracts Outstanding June 30, 2014	$928,060	$2,620,055

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OPTIONS ON FUTURES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value

Citigroup Global Markets, Inc.	Call - 2 year Eurodollar Futures Strike Price 98.625%	544	09/12/14	0.986%	$(40,800)
	Put - 2 year Eurodollar Futures Strike Price 97.625%	544	09/12/14	0.976	(13,600)
	Put - 2 year Eurodollar Futures Strike Price 98.000%	552	09/12/14	0.980	(72,450)
Royal Bank of Scotland PLC	Call - 1 year Eurodollar Futures Strike Price 99.500%	405	09/12/14	0.995	(7,594)
	Call - 1 year Eurodollar Futures Strike Price 99.500%	265	12/12/14	0.995	(6,625)
	Call - 1 year Eurodollar Futures Strike Price 99.625%	270	09/12/14	0.996	(1,687)
	Call - 1 year Eurodollar Futures Strike Price 99.625%	264	12/12/14	0.996	(1,650)
	Put - 1 year Eurodollar Futures Strike Price 98.750%	397	12/12/14	0.988	(64,513)
	Put - 1 year Eurodollar Futures Strike Price 98.875%	540	09/12/14	0.989	(6,750)

TOTAL (Premium Received $435,818)		3,781			$(215,669)

For the period ended June 30, 2014, the Fund had the following written options activity:

OPTIONS ON FUTURES CONTRACTS

	Contracts	Premiums Received

Contracts Outstanding March 31, 2014	444	$103,703

Contracts Written	4,691	566,196
Contracts Bought to Close	(1,152)	(225,178)
Contracts Expired	(202)	(8,903)

Contracts Outstanding June 30, 2014	3,781	$435,818

TAX INFORMATION — At June 30, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$95,118,447

Gross unrealized gain	1,884,756
Gross unrealized loss	(2,484,568)

Net unrealized security loss	$(599,812)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Basis of Consolidation for Fixed Income Macro Strategies Fund — The Goldman Sachs Cayman Commodity — FIMS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on December 16, 2013 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of June 30, 2014, the Fund’s net assets were $119,920,624, of which, $24,981,201, or 21%, represented the Subsidiary’s net assets.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value (“NAV”) on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

v. Non-Deliverable Bond Forwards — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

ii. Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a reverse repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the year while the Fund seeks to assert its rights. The underlying securities for all reverse repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Funds’ NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$7,834,217	$10,119,174	$—
Structured Notes	—	390,381	—
Mortgage-Backed Obligations	—	10,822,935	—
Asset-Backed Securities	—	6,555,465	—
Municipal Debt Obligations	—	2,775,349	—
Corporate Obligations	—	342,053	—
U.S. Treasury Obligations	44,019,880	—	—
Short-term Investments	—	7,200,000	—
Total	$51,854,097	$38,205,357	$—
Liabilities
Reverse Repurchase Agreement	$—	$(842,400)	$—

Derivative Type
Assets
Options Purchased	$253,738	$4,205,443	$—
Forward Foreign Currency Exchange Contracts(a)	—	665,507	—
Futures Contracts(a)	302,681	—	—
Interest Rate Swap Contracts(a)	—	3,364,456	—
Credit Default Swap Contracts(a)	—	18,837	—
Total Return Swap Contracts(a)	—	186,114	—
Total	$556,419	$8,440,357	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(1,270,315)	$—
Futures Contracts(a)	(684,773)	—	—
Interest Rate Swap Contracts(a)	—	(6,045,627)	—
Credit Default Swap Contracts(a)	—	(100,595)	—
Cross Currency Swap Contracts(a)	—	(41,502)	—
Total Return Swap Contracts(a)	—	(35,633)	—
Non-Deliverable Bond Forward Contracts(a)	—	(21,756)	—
Written Options Contracts	(215,669)	(1,121,025)	—
Total	$(900,442)	$(8,636,453)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Schedule of Investments.

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2014, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2014, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$7,200,000	$7,200,020	$7,396,337

REPURCHASE AGREEMENTS — At June 30, 2014, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.110%	$391,773
Citigroup Global Markets, Inc.	0.100	900,294
Merrill Lynch & Co., Inc.	0.100	1,175,318
TD Securities (USA) LLC	0.100	1,305,909
TD Securities (USA) LLC	0.110	1,305,909
Wells Fargo Securities LLC	0.100	2,120,797
TOTAL		$7,200,000

At June 30, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.126% to 1.460%	12/10/15 to 11/21/18
Federal Home Loan Bank	2.875	06/14/24
Federal Home Loan Mortgage Corp.	0.500 to 6.500	04/17/15 to 06/01/44
Federal National Mortgage Association	0.875 to 6.500	04/01/15 to 07/01/44
Government National Mortgage Association	2.500 to 6.500	05/20/27 to 06/15/44
United States Treasury Bonds	3.625 to 4.750	02/15/41 to 08/15/43
United States Treasury Notes	0.250 to 2.625	08/31/14 to 04/30/21

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Redemptions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Fund is non-diversified, meaning that is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance by regulated investment companies (“RICs”) with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In 2011, the IRS suspended granting these PLRs. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The tax treatment of the Fund’s investment in the Subsidiary could be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) to the extent it ultimately concludes that income derived therefrom is not “qualifying income” under Subchapter M of Code; the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund could also be affected. In connection with its investment in Subsidiary, the Fund has obtained an opinion of counsel that its income from that investment should constitute “qualifying income.” However, should the IRS nevertheless successfully assert that the Fund’s income from such investment was not “qualifying income,” the Fund would likely fail to qualify as a RIC under the Code (i.e., to the extent that over 10% of the Fund’s gross income was derived from this investment), and would therefore become subject to federal and state income tax on all its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date August 26, 2014

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date August 26, 2014

*	Print the name and title of each signing officer under his or her signature.